UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2023
______________________
Fabrinet
(Exact name of registrant as specified in its charter)
______________________

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services
One Nexus Way, Camana Bay
Grand Cayman
KY1-9005
Cayman Islands

(Address of principal executive offices, including zip code)
+66 2-524-9600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 8, 2023, Fabrinet issued a press release regarding its financial results for its fiscal quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Item 2.02 and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Offer Letter
On May 3, 2023, Fabrinet USA, Inc. (the “Company”) and Dr. Harpal Gill, Fabrinet’s President and Chief Operating Officer (“COO”), entered into an amended and restated offer letter of employment (the “Amended Gill Offer Letter”). The Amended Gill Offer Letter confirms Dr. Gill’s current annual base salary of $1,040,300 and his annual cash bonus opportunity of at least 95% of base salary, which will be earned based on evaluation, by the Compensation Committee of Fabrinet’s Board of Directors, of performance objectives established for the applicable year. Dr. Gill also will continue to remain eligible to receive Fabrinet equity awards to the same extent as similarly situated executives of Fabrinet and a car allowance of $1,000 per month.
Effective January 1, 2025, through December 31, 2025 (the “retirement date,” and such period, the “transition period”), and unless his employment terminates earlier pursuant to the terms of the Amended Gill Offer Letter, Dr. Gill will transition from COO to a revised role with an Executive Vice President title (“EVP”). As EVP, Dr. Gill will assist in the succession efforts of and provide transition services with respect to the COO position and work on such projects as may be reasonably assigned by Fabrinet’s Chief Executive Officer.
Dr. Gill will continue as a full-time employee, including during any period he is EVP. Dr. Gill and the Company are each free to terminate Dr. Gill’s employment with the Company at any time, effective one year after providing written notice, or if such notice occurs within one year of the retirement date, such lesser period ending on the retirement date (in either case, the “notice period”), provided that Dr. Gill’s employment can be terminated at any time for cause without advance written notice. During any notice period or while Dr. Gill is EVP, the Company in its discretion may reduce Dr. Gill’s authority, duties and responsibilities or his full‑time status, provided that his compensation will continue to include base salary at the level in effect immediately before the transition or notice period (as applicable), continued eligibility to participate in Fabrinet’s Executive Incentive Plan, and eligibility to receive Fabrinet equity awards to the same extent as similarly situated executives of Fabrinet, except that with respect to any Fabrinet time-based restricted share unit award to be granted to Dr. Gill, the aggregate grant date value of the award will be one-third the value of such award he otherwise would receive on a basis consistent with similarly situated Fabrinet executives.
Upon a termination of Dr. Gill’s employment (x) prior to the retirement date either by the Company without good cause (and other than due to Dr. Gill’s death or disability) or by Dr. Gill for any reason, or (y) on the retirement date due to completion of the transition period, and provided that Dr. Gill provides the applicable transition services during the transition or notice period (as applicable), Dr. Gill will receive (1) a lump sum payment equal to the sum of (a) his one month’s base salary multiplied by the total number of full and fractional years of his employment with the Company; (b) any earned but unpaid bonus; and (c) two times his cost of COBRA coverage for twelve months; (2) any then-outstanding and unvested Fabrinet performance-based equity awards that remain subject to the achievement of any performance goals as of the date of termination of employment (the “Performance Awards”) will remain outstanding and eligible to vest based on the extent that the applicable performance-based or other criteria are satisfied; (3) any then-outstanding and unvested restricted share unit awards that are not Performance Awards (the “RSU Awards”) will accelerate vesting as to 100% of the shares subject thereto; and (4) continued tax equalization benefits under the Company’s expatriate policy, as in effect on the date of termination, for the calendar year in which the termination date occurs, and the following calendar year. In the event Dr. Gill’s employment is terminated on account of his death or disability, Dr. Gill will receive the severance benefits described in the aforementioned clauses (1) through (3).
Dr. Gill’s severance benefits are conditioned upon the parties’ entry into a separation agreement and release of claims in favor of the Company.
The foregoing description of the Amended Gill Offer Letter is a summary and is qualified in its entirety by the terms of the Amended Gill Offer Letter, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Amended and restated offer letter, dated May 3, 2023, between Harpal Gill and Fabrinet USA, Inc.
99.1	Press release dated May 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

	By:	/s/ Csaba Sverha
Csaba Sverha
Executive Vice President, Chief Financial Officer

Date: May 8, 2023